________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 7, 2008


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                       001-15081                94-1234979
 ________________________        ________________________    ___________________
 (State of Incorporation)        (Commission File Number)      (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)

                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

ITEM 7.01 REGULATION FD DISCLOSURE.

The text of the letter to stockholders included in UnionBanCal Corporation's 2007 Annual Report to Stockholders is furnished herewith as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

The following appears in accordance with the Private Securities Litigation Reform Act. The letter to stockholders furnished as Exhibit 99.1 to this Report includes forward-looking statements that involve risks and uncertainties. Such statements include, without limitation, statements regarding forecasts of UnionBanCal's financial results and condition, the company's vision and strategies, and the expected benefits of its strategies, the company's competitive position, expected benefits of the company's capital position, the company's loan portfolio, the company's compliance programs and their future effectiveness, plans and expectations for the company's operations and business, and assumptions for those forecasts and expectations. Actual results may differ materially from those discussed in each statement. Factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of UnionBanCal's Annual Report on Form 10-K for the year ended December 31, 2007, and in UnionBanCal's other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in the letter to stockholders are based on information available as of the date of the letter, and the Registrant assumes no obligation to update any forward-looking statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS.

EXHIBIT NUMBER      DESCRIPTION
______________      ____________________________________________________________

     99.1           Letter in 2007 Annual Report to Stockholders






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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 7, 2008



                            UNIONBANCAL CORPORATION


                            By: /s/ MORRIS W. HIRSCH
                                ____________________
                                Morris W. Hirsch
                                SENIOR VICE PRESIDENT AND DEPUTY GENERAL COUNSEL (DULY AUTHORIZED OFFICER)








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


                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
______________      ____________________________________________________________

     99.1           Letter in 2007 Annual Report to Stockholders











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